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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION
13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2006

FIVE STAR QUALITY CARE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or other jurisdiction of incorporation)

Commission File No. 1-16817	04-3516029 (IRS Employer Identification No.)
400 Centre Street, Newton, Massachusetts (Address of Principal Executive Offices)	02458 (Zip Code)

        Registrant's telephone number, including area code: (617) 796-8387

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

        On October 13, 2006, we announced that, on October 12, 2006, we priced Convertible Senior Notes due 2026 offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. A press release announcing the pricing is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Summary historical and pro forma financial data.

        The following summary financial data related to our continuing operations has been derived from our historical financial statements for the six months ended June 30, 2006, and shows, for the period or date presented, our summary historical and our pro forma income statement and balance sheet data, giving effect to (1) our April 2006 equity offering; (2) the reduction in our management fees payable in respect of 10 Sunrise Senior Living Services, Inc., or SLS, management agreements that we terminated in June 2006; and (3) this offering (assuming the initial purchasers over-allotment option is not exercised and not giving effect to conversion of the notes), as if these events had been completed as of the beginning of the period presented. The following data should be read in conjunction with, and is qualified in its entirety by reference to, our historical financial statements incorporated by reference from our Annual Report on Form 10-K for the year ended December 31, 2005 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006 and June 30, 2006 and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained therein, the information contained in this offering memorandum under "Risk Factors" and our unaudited pro forma financial statements contained in this offering memorandum. Our six month historical financial information contains normal recurring adjustments and is not necessarily indicative of results to be expected in a full year. Comparability of financial results from period to period is affected by acquisitions, closures and our termination of SLS management agreements. Pro forma financial information may not be reflective of what our financial results or financial position would have been had the April 2006 equity offering, the reduction in our management fees payable in respect of 10 SLS management agreements that we terminated in June 2006 and this offering been completed as of the dates indicated in our pro forma financial statements. Our pro forma financial information does not give pro forma effect to certain transactions, including, without limitation, the eight senior living communities we began to operate in September and October 2006 and the two rehabilitation hospitals we began to operate in October 2006. You should not place undue reliance on our pro forma financial information.

	For the six months ended June 30, 2006
	Historical	Adjusted for April 2006 equity offering	Adjusted for April 2006 equity offering and 2006 Sunrise terminations	Adjusted for April 2006 equity offering, 2006 Sunrise terminations and convertible senior notes offering

	(amounts in thousands, except per share data)
Statement of Income Data
REVENUES:
Net revenues from residents	$365,398	$365,398	$365,398	$365,398
Pharmacy revenue	24,410	24,410	24,410	24,410

Total revenues	389,808	389,808	389,808	389,808
OPERATING EXPENSES:
Community level operating expenses	281,381	281,381	281,381	281,381
Termination payment to SLS	89,833	89,833	89,833	89,833
Pharmacy expenses	23,189	23,189	23,189	23,189
Management fee to SLS	6,392	6,392	3,059	3,059
Rent expense	52,563	52,563	52,563	52,563
General and administrative	14,635	14,635	14,635	14,635
Depreciation and amortization	4,561	4,561	4,561	4,561

Total operating expenses	472,554	472,554	469,221	469,221
Operating loss	(82,746)	(82,746)	(79,413)	(79,413)
Interest and other income	1,140	1,140	1,140	1,140
Interest expense	(1,633)	(1,633)	(1,633)	(3,780)

Loss from continuing operations before income taxes	(83,239)	(83,239)	(79,906)	(82,053)
Provision for income taxes	—	—	—	—

Loss from continuing operations	$(83,239)	$(83,239)	$(79,906)	$(82,053)

Weighted Average Shares Outstanding:
Basic	25,551	31,581	31,581	31,581
Fully Diluted	25,551	31,581	31,581	31,581
Basic and diluted income per share from continuing operations:
Basic	$(3.26)	$(2.64)	$(2.53)	$(2.60	)(1)
Fully Diluted	$(3.26)	$(2.64)	$(2.53)	$(2.60	)(1)
EBITDA
Loss from continuing operations	$(83,239)	$(83,239)	$(79,906)	$(82,053)
Add: income taxes	—	—	—	—
Add: depreciation and amortization	4,561	4,561	4,561	4,561
Add: interest expense	1,633	1,633	1,633	3,780
Less: interest and other income	(1,140)	(1,140)	(1,140)	(1,140)

EBITDA(2)	$(78,185)	$(78,185)	$(74,852)	$(74,852)

	As of June 30, 2006
	Actual	Adjusted for convertible senior notes offering

	(dollars in thousands)
Balance Sheet Data
Cash and cash equivalents	$23,576	$130,176
Total current assets	111,806	218,406
Total assets	252,334	362,334
Total current liabilities	83,889	83,889
Total long term liabilities	71,472	181,472

Total shareholders' equity	$96,973	$96,973

(1)
The loss per share includes a loss of $(2.84) per share relating to the termination fees we incurred for the six months ended June 30, 2006 in connection with our termination of 10 SLS management agreements.

(2)
We consider earnings before interest, taxes, depreciation and amortization, or EBITDA, to be an indicative measure of our operating performance. We believe EBITDA is also useful in measuring our ability to service debt, fund capital expenditures and expand our business. Furthermore, we believe that EBITDA is a meaningful disclosure that may help shareholders to understand better our financial performance, including comparing our performance to other companies. However, EBITDA as presented may not be comparable to amounts calculated by other companies. This information should not be considered as an alternative to net income, income from continuing operations, operating profit, cash flow from operations, or any other operating or liquidity performance measure prescribed by accounting principles generally accepted in the United States. Other income excluded from EBITDA consists primarily of amortization of deferred gains.

Five Star Quality Care, Inc.

UNAUDITED PRO FORMA FINANCIAL INFORMATION
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of June 30, 2006
(amounts in thousands)

	Historical	Adjustments for convertible senior notes offering		Adjusted for convertible senior notes offering

ASSETS
Current assets
Cash and cash equivalents	$23,576	$106,600	(A)	$130,176
Accounts receivable, net	46,340	—		46,340
Prepaid expenses and other current assets	41,890	—		41,890

Total current assets	111,806	106,600		218,406
Property and equipment, net	102,050	—		102,050
Restricted cash	13,697	—		13,697
Mortgage notes receivable	3,725	—		3,725
Goodwill	16,901	—		16,901
Other long term assets	4,155	3,400	(B)	7,555

Total assets	$252,334	$110,000		$362,334

LIABILITIES AND SHAREHOLDERS' EQUITY
Total current liabilities	$83,889	$—		$83,889
Mortgage notes payable	44,423	—		44,423
3.75% Convertible Senior Notes due 2026	—	110,000	(C)	110,000
Other long term liabilities	27,049	—		27,049

Total liabilities	155,361	110,000		265,361
Total shareholders' equity	96,973	—		96,973

Total liabilities and shareholders' equity	$252,334	$110,000		$362,334

Five Star Quality Care, Inc.

UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT
For the six months ended June 30, 2006
(amounts in thousands)

	Historical	Adjustments for April 2006 equity offering		Adjusted for April 2006 equity offering	Adjustments for 2006 Sunrise termination		Adjusted for April 2006 equity offering and 2006 Sunrise termination	Adjustments for convertible senior note offering		Adjusted for April 2006 equity offering, 2006 Sunrise termination and convertible senior note offering

REVENUES:
Net revenues from residents	$365,398	$—		$365,398	$—		$365,398	$—		$365,398
Pharmacy revenue	24,410	—		24,410	—		24,410	—		24,410

Total revenues	389,808	—		389,808	—		389,808	—		389,808
OPERATING EXPENSES:
Property level operating expenses	281,381	—		281,381	—		281,381	—		281,381
Termination payment to Sunrise Senior Living Services, Inc.	89,833	—		89,833	—		89,833	—		89,833
Pharmacy expenses	23,189	—		23,189	—		23,189	—		23,189
Management fee to Sunrise Senior Living Services, Inc.	6,392	—		6,392	(3,333	)(E)	3,059	—		3,059
Rent expense	52,563	—		52,563	—		52,563	—		52,563
General and administrative	14,635	—		14,635	—		14,635	—		14,635
Depreciation and amortization	4,561	—		4,561	—		4,561	—		4,561

Total operating expenses	472,554	—		472,554	(3,333)		469,221	—		469,221
Operating loss	(82,746)	—		(82,746)	3,333		(79,413)	—		(79,413)
Interest and other income	1,140	—		1,140	—		1,140	—		1,140
Interest expense	(1,633)	—		(1,633)	—		(1,633)	(2,147	)(F)	(3,780)

(Loss) income from continuing operations before income taxes	(83,239)	—		(83,239)	3,333		(79,906)	(2,147)		(82,053)

Provision for income taxes	—	—		—	—		—	—		—
(Loss) income from continuing operations	$(83,239)	$—		$(83,239)	$3,333		$(79,906)	$(2,147)		$(82,053)

Weighted Average Shares Outstanding:
Basic	25,551	6,030	(D)	31,581	—		31,581	—		31,581
Fully Diluted	25,551	6,030		31,581	—		31,581	—		31,581
Basic and diluted loss per share from:
Basic	$(3.26)			$(2.64)			$(2.53)			$(2.60)

Fully Diluted	$(3.26)			$(2.64)			$(2.53)			$(2.60)

Five Star Quality Care, Inc.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(amounts in thousands)

INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

        The unaudited pro forma consolidated balance sheet as of June 30, 2006, presents the consolidated financial position of Five Star as if this convertible senior notes offering had been completed as of June 30, 2006, as described in the notes thereto. The unaudited pro forma consolidated statement of operations for the six months ended June 30, 2006 presents the consolidated results of operations of Five Star as if (1) our April 2006 equity offering; (2) the reduction in our management fees payable in respect of 10 SLS management agreements that we terminated in June 2006; and (3) this convertible senior notes offering (assuming the initial purchasers' over-allotment option is not exercised and not giving effect to the conversion of the notes), had been completed as of January 1, 2006, as described in the notes thereto.

        These unaudited pro forma consolidated financial statements do not represent our consolidated financial condition or results of operations for any future date or period. Actual future results may be materially different from pro forma results. Differences could arise from many factors, including, but not limited to, those set forth under "Risk factors" and "Warning concerning forward looking statements." These unaudited pro forma consolidated financial statements should be read in conjunction with our historical financial statements incorporated by reference from our Annual Report on Form 10-K for the year ended December 31, 2005 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006 and June 30, 2006 and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained therein and the information contained in our offering memorandum under "Risk Factors." These unaudited pro forma consolidated financial statements do not give pro forma effect to certain transactions, including, without limitation, the eight senior living communities we began to operate in September and October 2006 and the two rehabilitation hospitals we began to operate in October 2006.

Pro forma consolidated balance sheet as of June 30, 2006 adjustments

A.
Represents the proceeds we received from our issuance of our convertible senior notes offered hereby as follows:

Convertible senior notes issued	$110,000
Initial purchasers discount and commissions and other offering costs, estimated	3,400

Net proceeds	$106,600

B.
Represents deferred finance costs we expect to incur as a result of our issuance of the convertible senior notes offered hereby. Amounts represent estimated initial purchasers discount and commissions and other offering costs which will be amortized over the expected term of the convertible senior notes offered hereby.

C.
Represents the principal amount of the convertible senior notes offered hereby.

Pro forma consolidated statement of operations for the six months ended June 30, 2006 adjustments

D.
Represents our issuance of common shares in our April 2006 equity offering. The adjustment has been weighted to reflect shares actually outstanding as of June 30, 2006.

E.
Represents the elimination of the contractual management fee with SLS. In connection with the termination of 10 management agreements with SLS, we will no longer be required to make these payments.

F.
Represents the interest expense we will incur on the convertible senior notes offered hereby, as well as amortization of deferred finance costs. The adjustment is calculated as follows:

Interest expense for six months on the $110,000 of convertible senior notes offered hereby at a rate of 3.75% per annum	(2,062)
Amortization of deferred finance costs (see Note B) for six months. Deferred finance costs amortized over expected term of the convertible debt, or 20 years	(85)

Total adjustment	$(2,147)

WARNING CONCERNING FORWARD LOOKING STATEMENTS

        THIS REPORT CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS, INCLUDING WITH RESPECT TO OUR ISSUANCE OF THE NOTES AND OUR INTENDED USE OF THE PROCEEDS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT EXPECTATIONS, BUT THESE STATEMENTS AND THE IMPLICATIONS OF THESE STATEMENTS ARE NOT GUARANTEED.

Item 9.01. Financial Statements and Exhibits.

(d)
Exhibits.

99.1	Press Release of Five Star Quality Care, Inc. dated October 13, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.
	By:	/s/ BRUCE J. MACKEY JR.
	Name:	Bruce J. Mackey Jr.
	Title:	Chief Financial Officer and Treasurer
Date: October 13, 2006

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  Item 8.01. Other Events.
Five Star Quality Care, Inc. UNAUDITED PRO FORMA FINANCIAL INFORMATION UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET As of June 30, 2006 (amounts in thousands)
Five Star Quality Care, Inc. UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT For the six months ended June 30, 2006 (amounts in thousands)
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES